EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Freedom Acquisition I Corp. (the “Company”) on Form 10-Q for the period from April 1, 2022 through June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam Gishen, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2022

By:	/s/ Adam Gishen
	Name:	Adam Gishen
	Title:	Chief Executive Officer (Principal Financial Officer)